UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 1, 2010

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24843 (Commission File Number)	47-0810385 (IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska	68102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (402) 444-1630

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As of September 1, 2010, America First Tax Exempt Investors, L.P. (the “Registrant”), and its affiliate, ATAX TEBS I, LLC, entered into a number of agreements relating to a new long-term debt financing facility provided through the securitization of 13 of the Registrant’s tax-exempt mortgage revenue bonds (the “Bonds”) with the Federal Home Loan Mortgage Corporation (“Freddie Mac”) pursuant to Freddie Mac’s Tax-Exempt Bond Securitization program, also known as the “TEBS” program (the “TEBS Financing”).  The closing for the TEBS Financing occurred on September 2, 2010.  The gross proceeds from TEBS Financing were approximately $95.8 million.  After the payment of transaction expenses the Registrant received net proceeds from the TEBS Financing of approximately $90.4 million.  The Registrant applied approximately $49.5 million of these net proceeds to repay the entire outstanding principal of, and accrued interest on, its secured term loan from Bank of America, N.A. that was previously used by the Registrant as its principal debt facility (the “Previous Facility”).  See Item 1.02 of this Report.

The TEBS Financing essentially provides the Registrant with a long-term variable rate debt facility at interest rates reflecting prevailing short-term tax-exempt rates.  Under the TEBS Financing, the Registrant transferred all of the Bonds, with a total outstanding principal amount of approximately $125.6 million, to ATAX TEBS I, LLC, a special purpose entity controlled by the Registrant (the “Sponsor”).  In order to meet Freddie Mac’s underwriting requirements with respect to the multifamily apartment properties financed by certain of the Bonds, the Sponsor was required to first place eight of the Bonds, with a total outstanding principal of approximately $70.5 million, into a separate custodial trust with The Bank of New York Mellon Trust Company, N.A. (the “Custodial Trust”) that issued senior and subordinated custody receipts (“Custody Receipts”) representing beneficial interests in the Bonds held in the Custodial Trust to the Sponsor.  The subordinated Custody Receipts with a total principal amount of approximately $9.5 million were retained by the Sponsor.  The senior Custody Receipts, with a total principal amount of approximately $61.0 million, along with the remaining five Bonds that were not placed into the Custodial Trust, with a total principal amount of approximately $55.1 million, were then securitized by transferring these assets to Freddie Mac in exchange for tax-exempt Class A and Class B Freddie Mac Multifamily Variable Rate Certificates, Series M024 (collectively, the “TEBS Certificates”) issued by Freddie Mac.  The TEBS Certificates represent beneficial interests in the securitized assets held by Freddie Mac.

The Class A TEBS Certificates were issued in an initial principal amount of $95,810,000 and were sold through a placement agent to unaffiliated investors.  The Class B TEBS Certificates were issued in an initial principal amount of $20,326,000 and were retained be the Sponsor.  The holders of the Class A TEBS Certificates are entitled to receive regular payments of interest from Freddie Mac at a variable rate which resets periodically based on the weekly Securities Industry and Financial Markets Association (“SIFMA”) floating index rate plus certain credit, facility, remarketing and servicing fees (the “Facility Fees”).  As of closing, the SIFMA rate was equal to 0.25% and the total Facility Fees were 1.9%, resulting in a total initial cost of borrowing of 2.15%.

Payment of interest on the Class A TEBS Certificates will be made from the interest payments received by Freddie Mac from the Bonds and Senior Custody Receipts held by Freddie Mac on designated interest payment dates prior to any payments of interest on the Class B TEBS Certificates held by the Sponsor.  As the holder of the Class B TEBS Certificates, the Sponsor is not entitled to receive interest payments on the Class B TEBS Certificates at any particular rate, but will be entitled to all payments of principal and interest on the Bonds and Senior Custody Receipts held by Freddie Mac after payment of principal and interest due on the Class A TEBS Certificates and payment of all Facility Fees and associated expenses.  Accordingly, the amount of interest paid to the Sponsor on the Class B TEBS Certificates is expected to vary over time, and could be eliminated altogether, due to fluctuations in the interest rate payable on the Class A TEBS Certificates, Facility Fees, expenses and other factors.

In order to mitigate its exposure to interest rate fluctuations on the variable rate TEBS Financing, the Sponsor also entered into interest rate cap agreements with Barclays Bank PLC, Bank of New York Mellon and Royal Bank of Canada, each in an initial notional amount of $31,936,666.67, which effectively limits the interest payable by the Sponsor on Class A TEBS Certificates to a fixed rate of 3.0% per annum on the combined notional amounts of the interest rate cap agreements through August 2017.  The interest rate cap plus the Facility Fees result in a maximum potential cost of borrowing on the TEBS Financing of 4.9% per annum.

Freddie Mac has guaranteed payment of scheduled principal and interest payments on the Class A TEBS Certificates and also guarantees payment of the purchase price of any Class A TEBS Certificates that are tendered to Freddie Mac in accordance with their terms but which can not be remarketed to new holders within five business days.  The Sponsor has pledged the Class B TEBS Certificates to Freddie Mac to secure certain reimbursement obligations of the Sponsor to Freddie Mac.  These obligations of the Sponsor are also guaranteed by the Registrant.  The Registrant also entered into various subordination and intercreditor agreements with Freddie Mac under which Registrant has subordinated its rights and remedies with respect to the taxable mortgage loans made by it to the owners of properties securing certain of the Bonds to the rights of Freddie Mac as the holder of the Bonds.

For financial reporting purposes, the TEBS Financing will be presented by the Registrant as a secured financing.

Following is a brief description of principal agreements affecting the rights and obligations of the Registrant and/or the Sponsor in connection with the TEBS Financing.  Each of the documents, other than the Rate Cap Agreements, is dated as of September 1, 2010.  The effective date of the Rate Cap Agreements is September 2, 2010.  Each of the following documents is attached as an exhibit to this Report and is incorporated by reference into the description thereof set forth below.  Each such description is qualified in its entirety by reference to the full text of the document so described.

1.	Sale and Assignment Agreement by and between the Registrant and the Sponsor (the “Sale and Assignment Agreement”).

Under the Sale and Assignment Agreement, the Registrant sold and conveyed the Bonds with a total outstanding principal amount of approximately $125.6 million to the Sponsor in return for a cash purchase price of approximately $75.9 million which represents the net cash proceeds from the TEBS Financing transferred to the Registrant after payment of expenses and the funding of various escrow accounts but prior to the repayment of the Previous Facility.  The difference between the outstanding principal of the Bonds, plus accrued and unpaid interest on the Bonds as of the closing date, and the cash purchase price paid by the Sponsor to the Registrant, was treated as a capital contribution to the Sponsor by the Registrant.  The Sale and Assignment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

2.	Custody Agreement by and between the Sponsor and The Bank of New York Mellon Trust, N.A. (the “Custody Agreement”).

Under the Custody Agreement, the Sponsor deposited eight of the Bonds, with a total outstanding principal of approximately $70.5 million, into the Custodial Trust in exchange for the senior and subordinated Custody Receipts representing beneficial interests in the Bonds held in the Custodial Trust.  The senior Custody Receipts have a total principal amount of approximately $61.0 million and represent a right to receive payments of principal and interest made on the Bonds held in the Custodial Trust that is senior in right and time to the right of the subordinate Custodial Receipts to receive payments on such Bonds.  The subordinated Custody Receipts with a total principal amount of approximately $9.5 million were retained by the Sponsor.  The senior Custody Receipts were transferred to Freddie Mac pursuant to the Bond Exchange Agreement described below.  The Custody Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

3.	Bond Exchange, Reimbursement, Pledge and Security Agreement by and between the Sponsor and Freddie Mac (the “Bond Exchange Agreement”).

Under the Bond Exchange Agreement, the Sponsor transferred five Bonds with a principal balance of approximately $55.1 million and all of the senior Custody Receipts to Freddie Mac in exchange for the Class A and Class B TEBS Certificates.  The Bond Exchange Agreement provides, among other things, that the Sponsor will reimburse Freddie Mac (subject to certain limitations set forth therein) for (i) actual losses, if any, resulting from breaches of the Sponsor’s representations and warranties, subject to certain conditions set forth in the Bond Exchange Agreement, and (ii) certain advances made by Freddie Mac in its capacity as credit enhancer of the Class A TEBS Certificates.  The Bond Exchange Agreement also sets forth the circumstances in which the parties may or are required to release any of the Bonds or senior Custody Receipt underlying the TEBS Certificates, and their respective obligations to fund payments due to the Class A Mortgage Certificate holders in the event of funding shortfalls relating to the release of Bonds or senior Custody Receipts.  Among other things, the Sponsor may elect to purchase all (but not less than all) of the Bonds and senior Custodial Receipts from Freddie Mac on either September 15, 2017 or September 15, 2020.  The Sponsor also retains a right to require a Bond or senior Custody Receipt to be released from Freddie Mac in the event of a payment default on the Bond (or a Bond underlying the Custody Receipts) which remains uncured for two consecutive scheduled payment dates or 60 days, whichever is shorter, by paying Freddie Mac the unpaid principal and accrued interest on the Bond plus a yield maintenance payment.  In addition, the Sponsor has a limited right to substitute new bonds for existing Bonds or senior Custody Receipts held by Freddie Mac in certain circumstances.  Under the Bond Exchange Agreement, the Sponsor has pledged all of the Class B TEBS Certificates, the proceeds of such TEBS Certificates and other collateral to Freddie Mac, and has granted Freddie Mac a first priority security interest in such collateral.  The Bond Exchange Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

4.	Series Certificate Agreement by and between Freddie Mac, in its corporate capacity, and Freddie Mac, in its capacity as Administrator (the “Series Certificate Agreement”).

The rights, preferences, tender option and disposition provisions, remarketing provisions and other terms of the Class A and Class B TEBS Certificates are set forth in the Series Certificate Agreement.  Pursuant to the Series Certificate Agreement, Freddie Mac serves as administrator of the TEBS Certificates.  As administrator, Freddie Mac will, among other things, distribute interest and principal payments generated by the Bonds and Senior Custody Receipts held by Freddie Mac to the holders of the TEBS Certificates in accordance with the distribution provisions of the Series Certificate Agreement.  Freddie Mac also serves as credit enhancer of the Class A TEBS Certificates pursuant to the Series Certificate Agreement, and as such guarantees the payment of principal of the Bonds and Custody Receipts and interest on the Class A TEBS Certificates.  In addition, Freddie Mac serves as liquidity provider in respect of the tender and remarketing of the Class A TEBS Certificates pursuant to the tender option and remarking provisions of the Series Certificate Agreement.  The Series Certificate Agreement also sets forth the provisions pursuant to which distributions due to the Class B TEBS Certificates are applied to reimburse Freddie Mac for credit advances and liquidity advances made by it in its capacity as credit enhancer and liquidity provider for the Class A TEBS Certificates.  The Series Certificate Agreement also governs the termination of Freddie Mac’s obligations with respect to the TEBS Certificates and the mandatory tender and termination of the TEBS Certificates.  The Series Certificate Agreement (including the Standard Terms and Definitions incorporated therein) are attached hereto as Exhibit 10.4 and are incorporated herein by reference.

5.           The Limited Support Agreement between the Registrant and Freddie Mac (the “Limited Support Agreement”)

Pursuant to the Limited Support Agreement, the Registrant has guaranteed the obligations of the Sponsor pursuant to the provisions of the Bond Exchange Agreement that require the Sponsor to indemnify Freddie Mac with respect to the matters described above under the description of the Bond Exchange Agreement.  The Limited Support Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

6.	Rate Cap Agreements between Sponsor and (i) Barclay Bank PLC, (ii) The Bank of New York Mellon and (iii) Royal Bank of Canada (the “Rate Cap Agreements”).

Under each of the Rate Cap Agreements, the Sponsor and the respective counterparty have agreed to make payments to each other which effectively limits the interest payable by the Sponsor on Class A TEBS Certificates to a fixed rate of 3.0% per annum on the notional amount of the Rate Cap Agreements.  The initial notional amount of each Rate Cap Agreement is $31,936,666.67, which when aggregated equals to principal amount of the Class A TEBS Certificates issued pursuant to the TEBS Financing.  Each Rate Cap Agreement has a term running through August 2017.  The Rate Cap Agreements are attached hereto as Exhibits10.6, 10.7 and 10.8 and are incorporated herein by reference.

There is no affiliation between the Registrant or the Sponsor, on the one hand, and Freddie Mac, The Bank of New York Mellon Trust, N.A., Barclays Bank PLC, The Bank of New York Mellon, or Royal Bank of Canada on the other hand and the terms of each of the foregoing agreements were determined by arm’s-length negotiations.

On September 2, 2010, the Registrant issued a Press Release describing the TEBS Financing, a copy of which is attached as Exhibit 99.1 to this Report.

Item 1.02  Termination of a Material Definitive Agreement.

On September 2, 2010, the Registrant terminated the  Loan and Security Agreement, dated June 18, 2009, by and among the Registrant, Bank of America, N.A., as lender (“Bank of America”), and Deutsche Bank Trust Company Americas, as collateral agent (“Deutsche Bank”) under which Bank of America had lent a total of $50.0 million (the “BofA Term Loan”) to the Registrant for the purpose of financing 13 of the Registrant’s tax exempt mortgage revenue bonds.  The Registrant repaid the entire outstanding principal balance of, and all accrued and unpaid interest on, the BofA Term Loan from the net proceeds of the TEBS Financing described in Item 1.01 hereof.  Upon repayment of such amounts, the associated promissory note of the Registrant, date June 18, 2009, was cancelled.  There were no early termination fees or penalties paid in connection with the repayment of the BofA Term Loan.

There is no affiliation between the Registrant, on the one hand, and Bank of America or Deutsche Bank, on the other hand

Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 2, 2010, the Registrant completed the TEBS Financing and, in connection therewith, transferred the Bonds, with a total outstanding principal amount of approximately $125.6 million, to the Sponsor as describe in Item 1.01 of this report.  The information set forth under Item 1.01 above with respect to the transfer of the Bonds in connection with the TEBS Financing is hereby incorporated by reference into this Item 2.01.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the TEBS Financing is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation of the Registrant or an obligation under an off-balance sheet arrangement of the Registrant.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Report. Exhibit numbers refer to the paragraph numbers under Item 601 of Regulation S-K.

10.1	Sale and Assignment Agreement by and between the Registrant and ATAX TEBS I, LLC, dated September 1, 2010.

10.2	Custody Agreement by and between ATAX TEBS I, LLC and The Bank of New York Mellon Trust, N.A., dated September 1, 2010.

10.3	Bond Exchange, Reimbursement, Pledge and Security Agreement by and between ATAX TEBS I, LLC and Federal Home Loan Mortgage Corporation, dated September 1, 2010.

10.4
Series Certificate Agreement by and between Federal Home Loan Mortgage Corporation, in its corporate capacity, and Federal Home Loan Mortgage Corporation, in its capacity as Administrator, dated September 1, 2010 with respect to Freddie Mac Multifamily Variable Rate Certificates Series M024.

10.5	The Limited Support Agreement between the Registrant and Federal Home Loan Mortgage Corporation, dated as of September 1, 2010.

10.6	Rate Cap Agreement between ATAX TEBS I, LLC and Barclays Bank, PLC, dated as of September 1, 2010.

10.7	Rate Cap Agreement between ATAX TEBS I, LLC and Bank of The New York Mellon dated as of September 1, 2010.

10.8	Rate Cap Agreement between ATAX TEBS I, LLC and Royal Bank of Canada, dated as of September 1, 2010.

99.1	Press Release issued by the Registrant on September 2, 2010 describing the TEBS Financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 8, 2010

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.

By:           /s/ Mark A. Hiatt
Mark A. Hiatt, President

Exhibit 10.1

Sale, Contribution and Assignment Agreement

Exhibit 10.2

Custody Agreement

Exhibit 10.3

Bond Exchange Agreement

Exhibit 10.4

Series Certificate Agreement

Exhibit 10.5

Limited Support Agreement

Exhibit 10.6

Rate Cap Agreement

Exhibit 10.7

Rate Cap Agreement

Exhibit 10.8

Rate Cap Agreement

Exhibit 99.1

PRESS RELEASE                                                                             FOR IMMEDIATE RELEASE

September 2, 2010

CONTACT:  Chad Daffer or Andy Grier
           800/283-2357